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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 11, 2004

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                                  VENTAS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  1-10989                61-1055020
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(State or other jurisdiction   (Commission File   (IRS Employer Identification
     of incorporation)              Number)                   No.)


         10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223
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          (Address of principal executive offices)          (Zip Code)

                                 (502) 357-9000
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              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     On March 11, 2004, Ventas, Inc. (the "Company") announced that it had agreed to sell 2.0 million shares of its common stock to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole bookrunning manager for an underwritten public offering. The Company expects to receive net proceeds of approximately $51.2 million from the sale.

     A copy of the press release issued by the Company on March 11, 2004 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     Attached as Exhibit 1.1 hereto is the purchase agreement by and among the Company, Ventas Realty, Limited Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                           FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, FFO, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements entered into by the Company and Kindred at the time of the Company's spin off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective

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obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy and the Company's ability to identify and consummate diversifying acquisitions or investments, including the consummation of the acquisition of the remaining four facilities from affiliates of Brookdale Living Communities, Inc., (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of and the accounting for the Company's interest rate swap agreement, (m) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (n) final determination of the Company's taxable net income for the years ending December 31, 2003 and 2004, (o) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, and (p) the impact on the liquidity, financial condition and results of operations of Kindred and the Company's other operators resulting from increased operating costs and uninsured liabilities for professional liability claims, and the ability of Kindred and the Company's other operators to accurately estimate the magnitude of such liabilities. Many of such factors are beyond the control of the Company and its management.

     Item 7. Financial Statements and Exhibits.
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     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          1.1 Purchase Agreement, dated March 10, 2004, by and among Ventas Inc., Ventas Realty, Limited Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          5.1   Opinion of Willkie Farr & Gallagher LLP.

          99.1  Press Release dated March 11, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.
                                        (Registrant)
Date: March 12, 2004


                                        By:  /s/ Richard A. Schweinhart
                                            ------------------------------------
                                            Name:  Richard A. Schweinhart
                                            Title: Senior Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit   Description
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1.1       Purchase Agreement, dated March 10, 2004, by and among Ventas Inc.,
          Ventas Realty, Limited Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1       Opinion of Willkie Farr & Gallagher LLP.

99.1      Press Release dated March 11, 2004.